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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 20, 2004
                                                 ----------------------


                         FairPoint Communications, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-56365                13-3725229
------------------------------  ------------------   ---------------------------
 (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)               Number)            Identification No.)

          521 East Morehead Street,
                  Suite 250,
          Charlotte, North Carolina                         28202
      -----------------------------------             ------------------
       (Address of principal executive                   (Zip Code)
                   offices)


Registrant's telephone number, including area code   (704) 344-8150
                                                   ------------------


                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

         FairPoint Communications, Inc. (the "Company") has decided to eliminate the position of President - Public Policy and Industry Relations. Accordingly, John P. Duda's employment with the Company will end effective as of September 30, 2004. Mr. Duda has been primarily responsible for industry relations, public policy and federal regulatory and legislative affairs. These functions will be performed in the future by certain of the Company's other executive officers and employees.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ------------------------------------
                                            Name:  Walter E. Leach, Jr.
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


Date:  September 23, 2004